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                                                                      EXHIBIT 24

                     DIRECTORS OF HOUGHTON MIFFLIN COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

     The undersigned Directors of Houghton Mifflin Company, a Massachusetts corporation (the "Corporation"), hereby constitute and appoint Nader F. Darehshori, Gail Deegan and Paul D. Weaver, and each of them acting singly, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the registration of securities and any and all amendments and exhibits thereto, including post-effective amendments or supplements and registration statements to increase the amount of securities registered for offering and sale filed pursuant to Rule 462(b), and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     EXECUTED this 28th day of April, 1999.

      /s/ NADER F. DAREHSHORI
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         Nader F. Darehshori


        /s/ JOSEPH A. BAUTE
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           Joseph A. Baute


       /s/ JAMES O. FREEDMAN
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          James O. Freedman


       /s/ MICHAEL GOLDSTEIN
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          Michael Goldstein


        /s/ GAIL H. KLAPPER
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           Gail H. Klapper


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        Charles R. Longsworth


      /s/ CLAUDINE B. MALONE
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          Claudine B. Malone


      /s/ ALFRED L. MCDOUGAL
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          Alfred L. McDougal
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       /s/ RALPH Z. SORENSON
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          Ralph Z. Sorenson


      /s/ ROBERT J. TARR, JR.
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         Robert J. Tarr, Jr.